EXECUTION COPY


                    TRAVELERS BANK CREDIT CARD MASTER TRUST I

                              $227,500,000 Class A

                         6.00% Asset-Backed Certificates

                                  Series 1998-1

                             UNDERWRITING AGREEMENT

                                                               February 26, 1998


Salomon Brothers Inc
Seven World Trade Center
New York, NY  10048

Chase Securities Inc.
270 Park Avenue
New York, NY  10017

Ladies and Gentlemen:

      1. Introductory. CC Credit Card Corporation, a Delaware Corporation (the "Transferor") proposes to cause the Travelers Bank Credit Card Master Trust I to issue $227,500,000 aggregate principal amount of Class A 6.00% Asset-Backed Certificates, Series 1998-1 (the "Class A Certificates") pursuant to the Pooling and Servicing Agreement to be dated as of March 1, 1998, as supplemented by the Series 1998-1 Supplement thereto, to be dated as of March 1, 1998 (together, the "Pooling and Servicing Agreement") among the Transferor, Travelers Bank & Trust, fsb, as servicer (in such capacity, the "Servicer") and The Bank of New York, as trustee (the "Trustee").

            Simultaneously with the issuance of the Class A Certificates the Trust will issue $12,500,000 aggregate initial principal amount of Class B Asset-Backed Certificates, Series 1998-1 (the "Class B Certificates") and $10,000,000 aggregate initial principal amount of Class C Asset-Backed Interests, Series 1998-1 (the "Class C Interests"). The Class B Certificates will be subordinate to the Class A Certificates and the Class C Interests will be subordinate to the Class A Certificates and the Class B Certificates. The Class B Certificates and the Class C Interests will initially be retained by the Transferor. The assets of the Trust (the "Trust Assets") will include, among other things, certain amounts due (the "Receivables") on a pool of MasterCard(R) and Visa(R) revolving credit card accounts (the "Accounts") owned by Travelers Bank & Trust, fsb and The Travelers Bank USA. The Accounts will be selected by Travelers Bank & Trust, fsb ("Travelers Bank, fsb") and by The Travelers Bank USA ("Travelers Bank

USA" and, collectively with Travelers Bank, fsb, the "Banks") and designated and the Receivables therein transferred to the Transferor by the Banks pursuant to separate Receivables Transfer Agreements, one between Travelers Bank, fsb and the Transferor and the other between Travelers Bank USA and the Transferor and each to be dated as of March 1, 1998 (collectively, the "Receivables Transfer Agreements").

            Capitalized terms used herein and not otherwise defined herein shall have the meanings specified in the Pooling and Servicing Agreement.

            The Transferor hereby agrees with Salomon Brothers Inc and Chase Securities Inc. (the "Underwriters") as follows:

      2. Representations and Warranties of the Transferor. The Transferor represents and warrants to, and agrees with, the Underwriters that:

            (a) The Transferor is a Delaware corporation duly organized and validly existing in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to own or lease its properties and conduct its business as such properties are presently owned or leased and as such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement, the Class A Certificates, the Pooling and Servicing Agreement and the Receivables Transfer Agreements (the Pooling and Servicing Agreement and the Receivables Transfer Agreements, together, the "Transaction Documents").

            (b) The execution and delivery of this Agreement, the Class A Certificates and each of the Transaction Documents, the incurrence of the obligations herein and therein set forth and the consummation of the transactions contemplated hereunder and thereunder have been duly authorized by the Transferor by all necessary action on the part of the Transferor.

            (c) This Agreement has been duly authorized and validly executed and delivered by the Transferor.

            (d) Each of the Transaction Documents will be executed and delivered by the Transferor on or before the Closing Date, and when executed and delivered by the other parties thereto, each will constitute a valid and binding agreement of the Transferor, enforceable against the Transferor in accordance with its terms, except to the extent that (i) the enforceability thereof may be subject to insolvency, reorganization, moratorium, receivership or other similar laws now or hereafter in effect relating to creditors' or other obligees' rights generally, (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought and
(iii) the enforceability of rights of indemnity thereunder may be subject to limitations of public policy under applicable securities laws.

            (e) The Class A Certificates when issued pursuant to the terms of the Pooling and Servicing Agreement and, when executed by the Transferor and authenticated by the Trustee in accordance with the Pooling and Servicing Agreement and delivered pursuant to this Agreement, will be validly issued and outstanding and entitled to the benefits of the Pooling and


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

Servicing Agreement and the Class A Certificates will be, in all material respects, in the form contemplated by the Pooling and Servicing Agreement and will conform to the description thereof contained in the Prospectus and Registration Statement, as amended or supplemented.

            (f) The Transferor is not in violation of any Requirement of Law or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other instrument to which it is a party or by which it is bound or to which any of its property is subject, which violations or defaults separately or in the aggregate would have a material adverse effect on the Transferor or the Trust.

            (g) Neither the issuance and sale of the Class A Certificates, nor the execution and delivery by the Transferor of this Agreement, the Class A Certificates or the Transaction Documents, nor the incurrence by the Transferor of the obligations herein and therein set forth, nor the consummation of the transactions contemplated hereunder or thereunder, nor the fulfillment of the terms hereof or thereof does or will (i) violate, in any material respect, any Requirement of Law presently in effect, applicable to it or its properties or by which it or its properties are or may be bound or affected, (ii) conflict, in any material respect, with, or result in a material breach of, or constitute a default under any material provision of any indenture, contract, agreement, deed, lease, mortgage or instrument to which it is a party or by which it or its properties are bound, or (iii) result in the creation or imposition of any Lien upon any of its property or assets, except for those encumbrances created under the Pooling and Servicing Agreement.

            (h) All consents, approvals, authorizations, orders, filings, registrations or qualifications of or with any court or any other governmental agency, board, commission, authority, official or body required in connection with the execution and delivery by the Transferor of this Agreement, the Class A Certificates or the Transaction Documents, or to the consummation of the transactions contemplated hereunder and thereunder, or to the fulfillment of the terms hereof and thereof have been or will have been obtained on or before the Closing Date.

            (i) All actions required to be taken by the Transferor as a condition to the offer and sale of the Class A Certificates as described herein or the consummation of any of the transactions described in the Prospectus and Registration Statement have been or, prior to the Closing Date, will be taken.

            (j) The Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939.

            (k) The representations and warranties made by the Transferor in the Pooling and Servicing Agreement and made in any Officer's Certificate of the Transferor delivered pursuant to the Pooling and Servicing Agreement will be true and correct at the time made and on and as of the Closing Date as if set forth herein.


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

            (l) The Transferor agrees it has not granted, assigned, pledged or transferred and shall not grant, assign, pledge or transfer to any Person a security interest in, or any other right, title or interest in, the Receivables, except as provided in the Pooling and Servicing Agreement, and agrees to take all action required to be taken by it under the Pooling and Servicing Agreement in order to maintain the security interest in the Receivables granted pursuant to the Pooling and Servicing Agreement, and upon execution and delivery of the Pooling and Servicing Agreement by the Trustee, the Trustee will have acquired beneficial ownership of all of the Transferor's right, title and interest in and to the Receivables.

            (m) A registration statement on Form S-3 (No. 333-40381), including a form of prospectus and such amendments thereto as may have been required to the date hereof, relating to the Class A Certificates and the offering thereof in accordance with Rule 415 under the Securities Act of 1933, as amended (the "Act"), has been filed with, and has been declared effective by, the Securities and Exchange Commission (the "Commission"). If any post-effective amendment to such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent such amendment has been declared effective by the Commission. For purposes of this Agreement, "Effective Time" means the date and time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission, and "Effective Date" means the date of the Effective Time. Such registration statement, as amended at the Effective Time, is hereinafter referred to as the "Registration Statement." The Transferor proposes to file with the Commission pursuant to Rule 424(b) ("Rule 424(b)") under the Act a supplement (the "Prospectus Supplement") to the prospectus included in the Registration Statement (such prospectus, in the form it appears in the Registration Statement or in the form most recently revised and filed with the Commission pursuant to Rule 424(b), is hereinafter referred to as the "Base Prospectus") relating to the Class A Certificates and the method of distribution thereof. The Base Prospectus and the Prospectus Supplement, together with any amendment thereof or supplement thereto, are hereinafter referred to as the "Prospectus."

            (n) On the Effective Date, the Registration Statement conformed in all respects to the requirements of the Act and the rules and regulations of the Commission thereunder (the "Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and on the date of this Agreement, the Registration Statement and the Prospectus conform, and at the time of filing of the Prospectus pursuant to Rule 424(b) the Registration Statement and the Prospectus will conform, in all respects with the requirements of the Act and the Rules and Regulations, and the Registration Statement does not include, and will not include, any untrue statement of a material fact or omit, and will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus does not include and will not include, any untrue statement of a material fact or omit, and will not omit, to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the foregoing does not apply to statements in or omissions from either of such documents based upon information furnished to the Transferor by the Underwriters specifically for use therein.


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

            (o) KPMG Peat Marwick, LLP are independent public accountants with respect to the Transferor within the meanings of the Act and the Rules and Regulations.

            (p) The Trust is not now, and immediately following the sale of the Class A Certificates pursuant to this Agreement will not be, required to be registered under the Investment Company Act of 1940, as amended.

      3. Representations and Warranties of the Banks. Each of the Banks (each, respectively, a "Bank"), with respect to itself, represents and warrants to, and agrees with, the Underwriters that:

            (a) With respect to Travelers Bank, fsb, it is a federally chartered savings bank duly organized and validly existing in good standing under the laws of the United States, and, with respect to Travelers Bank USA, it is a Delaware state-chartered bank, and the Bank has all requisite corporate power and authority to own or lease its properties and conduct its business as such properties are presently owned or leased and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement and each of the Transaction Documents to which it is party.

            (b) With respect to Travelers Bank, fsb, it owns, possesses or has obtained all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities (including foreign regulatory agencies), all self-regulatory organizations and all courts and other tribunals, domestic or foreign, necessary to service the Receivables, except such licenses, permits, certificates, consents, orders, approvals and other authorizations the failure to own, possess or obtain does not and will not separately or in the aggregate have a material adverse effect on the ability of Travelers Bank, fsb to service the Receivables.

            (c) The execution and delivery of this Agreement, and each of the Transaction Documents to which it is a party, the incurrence of the obligations herein and therein set forth and the consummation of the transactions contemplated hereunder and thereunder have been duly authorized by the Bank by all necessary action on the part of the Bank.

            (d) The execution and delivery of this Agreement has been duly authorized by the Bank.

            (e) Each of the Transaction Documents to which the Bank is a party will be executed and delivered by the Bank on or before the Closing Date, and when executed and delivered by the other parties thereto, will constitute a valid and binding agreement of the Bank, enforceable against the Bank in accordance with its terms, except to the extent that (i) the enforceability thereof may be subject to insolvency, reorganization, moratorium, receivership or other similar laws now or hereafter in effect relating to creditors' or other obligees' rights generally, (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought and (iii) the enforceability of rights of indemnity thereunder may be subject to limitations of public policy under applicable securities laws.

            (f) It is not in violation of any Requirement of Law or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other instrument to which it is a party or by which it is bound or to which any of its property is subject, which violations or defaults separately or in the aggregate would have a material adverse effect on the Bank or the Trust.

            (g) Neither the issuance and sale of the Class A Certificates, nor the execution and delivery by the Bank of this Agreement, or the Transaction Documents to which it is a party, nor the incurrence by the Bank of the obligations herein and therein set forth, nor the consummation of the transactions contemplated hereunder or thereunder, nor the fulfillment of the terms hereof or thereof, nor the sale of the Receivables to the Corporation nor the granting of a security interest in the Receivables to the Trustee does or will (i), in any material respect, violate any Requirement of Law presently in effect, applicable to it or its properties or by which it or its properties are or may be bound or affected, (ii) conflict, in any material respect, with, or result in a material breach of, or constitute a default under any material provision of, any indenture, contract, agreement, deed, lease, mortgage or instrument to which it is a party or by which it or its properties are bound, or
(iii) result in the creation or imposition of any Lien upon any of its property or assets, except for those encumbrances created under the Receivables Transfer Agreement to which it is a party.

            (h) All consents, approvals, authorizations, orders, filings, registrations or qualifications of or with any court or any other governmental agency, board, commission, authority, official or body required in connection with the execution and delivery by the Bank of this Agreement, or the Transaction Documents to which it is a party, or to the consummation of the transactions contemplated hereunder and thereunder, or to the fulfillment of the terms hereof and thereof have been or will have been obtained on or before the Closing Date, except where the failure to do so would not have a material adverse effect on the ability of the Bank to execute or deliver this Agreement or the transaction Documents or to consummate the transactions contemplated hereunder and thereunder or to fulfill the terms hereof and thereof.

            (i) All actions required to be taken by the Bank as a condition to the offer and sale of the Class A Certificates as described herein or the consummation of any of the transactions described in the Prospectus and Registration Statement have been or, prior to the Closing Date, will be taken.

            (j) The representations and warranties made by the Bank in any of the Transaction Documents to which it is a party and made in any Officer's Certificate of the Bank delivered pursuant to any of the Transaction Documents to which it is a party will be true and correct at the time made and on and as of the Closing Date as if set forth herein.

            (k) The Bank has not granted, assigned, pledged or transferred and shall not grant, assign, pledge or transfer to any Person an ownership interest or a security interest in, or any other right, title or interest in, the Receivables, except as provided in the respective

Receivables Transfer Agreement, and it agrees to take all action required by the respective Receivables Transfer Agreement in order to provide for the transfer of the Receivables to the Transferor or to maintain the security interest in the Receivables granted pursuant to the Receivables Transfer Agreement, and upon execution and delivery of the Pooling and Servicing Agreement by the Trustee, the Trustee will have acquired beneficial ownership of all of the Bank's right, title and interest in and to the Receivables.

            (l) On the Effective Date, those statements in the Prospectus which relate to the Bank or to the credit card activities of the Bank did not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements relating to the Bank or the credit card activities of the Bank, in light of the circumstances under which they were made, not misleading, and on the date of this Agreement, and at the time of filing of the Prospectus pursuant to Rule 424(b), the Prospectus does not include, and will not include, any untrue statement of a material fact and does not omit, and will not omit, to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that the foregoing does not apply to statements in or omissions based upon information furnished to the Bank or the Transferor by the Underwriters specifically for use therein.

            (m) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, prospects, management, financial position or results of operations of the Bank, taken as a whole, otherwise than as set forth or contemplated in the Prospectus;

      4. Purchase, Sale, Payment and Delivery of the Class A Certificates.

            (a) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Transferor agrees to sell to the Underwriters, and the Underwriters agree, severally, and not jointly, to purchase from the Transferor, at a purchase price of 99.65583% of the principal amount thereof, $227,500,000 aggregate principal amount of the Class A Certificates, each Underwriter to purchase the amount set forth opposite the name of such Underwriter on Schedule A hereto (or such increased principal amount of Class A Certificates as set forth in Section 13 hereof).

            (b) The Transferor will deliver the Class A Certificates to you against payment of the purchase price in immediately available funds, drawn to the order of the Transferor, at the office of Orrick, Herrington & Sutcliffe LLP, in New York, New York at 10:00 A.M., New York City time, on March 6, 1998, or at such other time not later than seven full business days thereafter as you and the Transferor determine, such time being herein referred to as the "Closing Date." Each of the Class A Certificates so to be delivered shall be represented by one or more definitive certificates registered in the name of Cede & Co., as nominee for The Depository Trust Company. The Transferor shall make such definitive certificates representing the Class A Certificates available for inspection by the Underwriters at the office at which the Class A Certificates are to be delivered no later than five hours before the close of business in New York City on the business day prior to the Closing Date.


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

      5. Offering by Underwriters. It is understood that after the Effective Date, the Underwriters propose to offer the Class A Certificates for sale to the public (which may include selected dealers) as set forth in the Prospectus.

      6. Certain Agreements of the Transferor. The Transferor agrees with the Underwriters that:

            (a) Immediately following the execution of this Agreement, the Transferor will prepare a Prospectus Supplement setting forth the amount of Class A Certificates covered thereby and the terms thereof not otherwise specified in the Base Prospectus, the price at which such Class A Certificates are to be purchased by the Underwriters, the initial public offering price, the selling concessions and allowances, and such other information as the Transferor deems appropriate. The Transferor will transmit the Prospectus, including such Prospectus Supplement, to the Commission pursuant to Rule 424(b) by a means reasonably calculated to result in filing with the Commission pursuant to Rule 424(b). The Transferor will not file any amendment of the Registration Statement with respect to the Class A Certificates or supplement to the Prospectus unless a copy has been furnished to you for your review a reasonable time prior to the proposed filing thereof or to which you shall reasonably object to in writing. The Transferor will advise you promptly of (i) the effectiveness of any amendment or supplementation of the Registration Statement or Prospectus, (ii) any request by the Commission for any amendment or supplementation of the Registration Statement or the Prospectus or for any additional information,
(iii) the receipt by the Transferor of any notification with respect to the suspension of qualification of the Class A Certificates for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes and (iv) the institution by the Commission of any stop order proceeding in respect of the Registration Statement, and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

            (b) If, at any time when a prospectus relating to the Class A Certificates is required to be delivered under the Act, any event occurs as a result of which the Prospectus, as then amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Transferor promptly will prepare and file with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither your consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 7.

            (c) As soon as practicable, the Transferor will cause the Trust to make generally available to the Certificateholders an earnings statement or statements of the Trust covering a period of at least 12 months beginning after the Effective Date which will satisfy the provisions of Section 11(a) of the Act and Rule 158 of the Commission promulgated thereunder.

            (d) The Transferor will furnish to you copies of the Registration Statement (one of which will include all exhibits) and all amendments thereto up to the Closing Date, the preliminary prospectus related to the Class A Certificates, the Prospectus and all amendments


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

and supplements to such documents, in each case as soon as available and in such quantities as you reasonably request.

            (e) The Transferor will endeavor to qualify the Class A Certificates for sale under the securities or blue sky laws of such jurisdictions as you shall reasonably request and the determination of the eligibility for investment of the Class A Certificates under the laws of such jurisdictions as you may designate and will continue such qualifications in effect so long as required for the distribution of the Class A Certificates; provided, however, that the Transferor shall not be obligated to qualify to do business in any jurisdiction where such qualification would subject it to general or unlimited service of process in any jurisdiction where it is not now so subject.

            (f) For a period from the date of this Agreement until the retirement of the Class A Certificates, the Transferor will furnish to you or will cause the Servicer to furnish to you copies of each certificate and the annual statements of compliance delivered to the Trustee pursuant to Article III of the Pooling and Servicing Agreement and the annual independent certified public accountant's servicing reports furnished to the Trustee pursuant to
Article III of the Pooling and Servicing Agreement, by first class mail as soon as practicable after such certificates, statements and reports are furnished to the Trustee.

            (g) So long as any Class A Certificate is outstanding, the Transferor will furnish to you or will cause the Servicer to furnish to you, by first-class mail as soon as practicable (i) all documents concerning the Class A Certificates distributed by the Transferor or the Servicer to Certificateholders, (ii) any order of the Commission under the Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act") applicable to the Trust or to the Transferor as originator of the Trust, or pursuant to a "no-action" letter obtained from the staff of the Commission by the Transferor and affecting the Trust or the Transferor as originator of the Trust and (iii) from time to time, such other information concerning the Trust as you may reasonably request.

            (h) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated for any reason, except a default by you hereunder, the Transferor will pay all expenses as provided in Section 12 hereof.

            (i) To the extent, if any, that any of the ratings provided with respect to the Class A Certificates by Moody's Investors Service, Inc. or Standard & Poor's Ratings Services are conditional upon the furnishing of documents or the taking of any other actions by the Transferor, the Transferor shall furnish such documents and take any such other actions.

      7. Conditions of the Obligations of the Underwriters. The obligation of the Underwriters to purchase and pay for the Class A Certificates will be subject to the accuracy of the representations and warranties on the part of the Transferor and the Banks herein, to the accuracy of the statements of officers of the Transferor and the Banks made pursuant to the provisions hereof, to the performance by the Transferor and the Banks of their respective obligations hereunder and to the following additional conditions precedent:


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

            (a) On or prior to the date of this Agreement, the Underwriters shall have received a letter, dated the date of this Agreement, and a letter on the Closing Date, dated the Closing Date of KPMG Peat Marwick LLP, confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder, substantially in the form heretofore agreed to and otherwise in form and in substance satisfactory to you and your counsel.

            (b) The Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 6(a) of this Agreement; and, prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Transferor, the Banks or you, shall be contemplated by the Commission.

            (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting particularly the business or properties of the Transferor or the Banks which, in your reasonable judgment, materially impairs the investment quality of the Class A Certificates; (ii) any downgrading in the rating of any securities of the Trust or any debt securities of Commercial Credit Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any such securities (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating), (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of Commercial Credit Company or on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by Federal, Delaware or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in your reasonable judgment, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the sale of and payment for the Class A Certificates.

            (d) You shall have received an opinion, dated the Closing Date, of
A. Keith McClung, Esq., General Counsel for Commercial Credit Company, to the effect that:

                  (i) CC Credit Card Corporation (x) has been duly organized and is validly existing as a corporation under the laws of the State of Delaware, with power and authority to own its properties and conduct its business as described in the Prospectus; (y) is duly qualified or has registered as a foreign corporation to do business in all states, if any, where the nature of its business requires such qualification or registration and in which the failure to so qualify would have a material adverse effect on CC Credit Card Corporation; and (z) has the power and authority to acquire and own the Receivables and to carry out its duties and obligations under this Agreement, and each of the Transaction Documents and to transfer the Receivables and the Trust Assets to the Trust;


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

                  (ii) CC Credit Card Corporation has the corporate power and corporate authority to execute and deliver this Agreement, the Pooling and Servicing Agreement, the Receivables Transfer Agreements and the Class A Certificates and to consummate the transactions contemplated herein and therein and to acquire and hold the Class B Certificates, the Class C Interests and the Transferor's Certificate;

                  (iii) Each of the Pooling and Servicing Agreement, the Receivables Transfer Agreements and the Class A Certificates has been duly authorized, executed and delivered by CC Credit Card Corporation;

                  (iv) This Agreement has been duly authorized, executed and delivered by CC Credit Card Corporation;

                  (v) The Registration Statement has become effective under the Act and to the best of such counsel's knowledge no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened under the Act; the Registration Statement, the Prospectus and each amendment thereof or supplement thereto (other than the financial and statistical information contained therein) on their respective effective dates or dates of issuance appear on their face to be appropriately responsive in all material respects to the applicable requirements of the Act and the Rules and Regulations; such counsel has no reason to believe that either the Registration Statement or the Prospectus, or any such amendment or supplement, as of such respective dates, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as amended or supplemented as of the date of such opinion, contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (except that such counsel may express no opinion as to (y) any financial statements, schedules or other financial data included in the Registration Statement, the Prospectus, or any such amendment or supplement, or (z) the exhibits to the Registration Statement); and the summaries in the Registration Statement and Prospectus of statutes, legal proceedings, contracts and other documents are accurate and fairly present the information required to be shown;

                  (vi) No consent, approval, authorization or order of, or filing of UCC financing statements with any Delaware, New York or federal court or governmental agency or body having jurisdiction over CC Credit Card Corporation is required for the consummation of the transactions contemplated by this Agreement, the Pooling and Servicing Agreement or the Receivables Transfer Agreements, except for (v) filing of UCC financing statements with respect to the transactions contemplated in the Receivables Transfer Agreements and the Pooling and Servicing Agreement;
      (w) such consents, approvals, authorizations, orders or filings as have been obtained under the Act; (x) such consents, approvals, authorizations, orders or filings as may be required under blue sky laws of any jurisdiction; (y) such other consents, approvals, authorizations, orders or filings as have been obtained; and (z) such consents, approvals, authorizations, orders or filings the failure of which to obtain or perform will not have any material adverse affect upon CC Credit Card Corporation's consummation of the transactions contemplated by this Agreement, the Pooling and Servicing Agreement or the Receivables Transfer Agreements.

                  (vii) The execution, delivery and performance by CC Credit Card Corporation of this Agreement, the Pooling and Servicing Agreement and the Receivables Transfer Agreements, the transfer of the Receivables to the Trust, the issuance and sale of the Class A Certificates and the consummation of any other of the transactions contemplated herein or in the Pooling and Servicing Agreement or the Receivables Transfer Agreements will not conflict with, result in a breach of or a violation of any of the terms of, or constitute a default under, (x) the Certificate of Incorporation or By-Laws of CC Credit Card Corporation or (y) any rule, order, statute or regulation known to such counsel to be currently applicable to CC Credit Card Corporation, or (z) any material agreement or other material instrument, known to such counsel, to which CC Credit Card Corporation is a party or by which it is bound; and

                  (viii) To such counsel's knowledge, there are no actions, proceedings or investigations pending before any court, administrative agency or other tribunal (w) asserting the invalidity of this Agreement, the Pooling and Servicing Agreement, the Receivables Transfer Agreements or the Class A Certificates, (x) seeking to prevent the issuance of the Class A Certificates or the consummation of any of the transactions contemplated by this Agreement, the Pooling and Servicing Agreement or the Receivables Transfer Agreements, (y) which could reasonably be expected to materially and adversely affect the performance by CC Credit Card Corporation of its obligations under, or the validity or enforceability of, this Agreement, the Pooling and Servicing Agreement, the Receivables Transfer Agreements or the Class A Certificates or (z) seeking to affect the federal income tax attributes of the Class A Certificates as described in the Prospectus under the headings "Prospectus Summary -- Tax Status" and "Federal Income Tax Consequences."

            (e) You shall have received an opinion, dated the Closing Date, of
A. Keith McClung, Esq., General Counsel for Commercial Credit Company, as counsel for Travelers Bank, fsb and for Travelers Bank USA, to the effect that:

      (i) Travelers Bank, fsb has been duly chartered and is validly existing as a federal savings bank under the laws of the United States and Travelers Bank USA has been duly chartered and is validly existing as a Delaware state chartered Bank under the laws of the State of Delaware, and (x) each Bank has the power and authority to own its properties and conduct its business as described in the Prospectus; (y) neither is required to qualify, nor to register as a foreign corporation, in any state in order to conduct its business, except those states where it has so qualified or registered or where the failure to so qualify or register would not have a material adverse effect upon the Class A Certificateholders; and (z) each has the power and authority to own the Accounts and to sell, assign, transfer and grant security rights in the Receivables;

      (ii) Each Bank has the power and authority to execute and deliver this Agreement, and the Receivables Transfer Agreement to which it is a party and Travelers Bank fsb has the power and authority to execute and deliver the Pooling and Servicing Agreement and each Bank has the power and authority to consummate the transactions contemplated by those documents to which it is a party;

      (iii) Each of this Agreement, and the respective Receivables Transfer Agreements has been duly authorized, executed and delivered by the Banks and the Pooling and Servicing Agreement has been duly authorized, executed and delivered by Travelers Bank fsb;

      (iv) No consent, approval, authorization or order of, or filing of UCC financing statements with any Delaware, New York or federal court or governmental agency or body having jurisdiction over the Travelers Bank, fsb or Travelers Bank USA is required for the consummation of the transactions contemplated by this Agreement, the Pooling and Servicing Agreement or the Receivables Transfer Agreements, except for (v) filing of UCC financing statements with respect to the transactions contemplated in the Receivables Transfer Agreements; (w) such consents, approvals, authorizations, orders or filings as have been obtained under the Act; (x) such consents, approvals, authorizations, orders or filings as may be required under blue sky laws of any jurisdiction; (y) such other consents, approvals, authorizations, orders or filings as have been obtained; and
      (z) such consents, approvals, authorizations, orders or filings the failure of which to obtain or perform will not have any material adverse affect upon the respective Bank's consummation of the transactions contemplated by this Agreement, the Pooling and Servicing Agreement or the Receivables Transfer Agreements.

      (v) The execution, delivery and performance by Travelers Bank, fsb and by Travelers Bank USA of this Agreement, the respective Receivables Transfer Agreements, and, with respect to Travelers Bank, fsb, the Pooling and Servicing Agreement, the transfer of the Receivables to the Transferor, the issuance and sale of the Class A Certificates and the consummation of any other of the transactions contemplated herein or in the Pooling and Servicing Agreement or the Receivables Transfer Agreements will not conflict with, result in a breach of or a violation of any of the terms of, or constitute a default under, (x) the respective certificate of incorporation or charter or by-laws of the Banks or (y) any rule, order, statute or regulation known to such counsel to be currently applicable to the respective Bank, or (z) any material agreement or other material instrument, known to such counsel, to which the respective Bank is a party or by which it is bound; and

      (vi) To such counsel's knowledge, there are no actions, proceedings or investigations pending before any court, administrative agency or other tribunal (w) asserting the invalidity of this Agreement, the Receivables Transfer Agreements or the Pooling and Servicing Agreement or the Class A Certificates, (x) seeking to prevent the issuance of the Class A Certificates or the consummation of any of the transactions contemplated by this Agreement, the Receivables Transfer Agreements or the Pooling and Servicing Agreement, (y) which could reasonably be expected to materially and adversely affect the performance by either of the Banks of its obligations under, or the validity or enforceability of, this Agreement, the Receivables Transfer Agreements or the Pooling and Servicing Agreement or the Class A Certificates or (z) seeking to affect the federal income tax attributes of the Class A Certificates as described in the Prospectus under the headings "Summary of Terms -- Tax Status" and "Federal Income Tax Consequences."

            (f) You shall have received an opinion of Richards, Layton & Finger, special counsel for the Transferor, or a letter to the effect that you may rely on those provisions of their opinions to Moody's Investors Service, Inc. and Standard & Poor's Ratings Services with respect to certain matters relating to the transfer of the Receivables to the Transferor and to the Trust, with respect to the perfection and priority of the Transferor's ownership interest in the Receivables and to the perfection and priority of the Trust's interest in the Receivables, and shall provide that the characterization of the Trust for federal income tax purposes will be determinative of the character of the Trust under the laws of the State of Delaware concerning any tax imposed or measured by income, the Pooling and Servicing Agreement, including the allocation of Collections provisions thereof, constitutes the legal, valid and binding agreement of the Transferor and of Travelers Bank, fsb, enforceable against the Transferor and Travelers Bank, fsb, in accordance with its terms, the Class A Certificates are legally issued, fully paid and nonassessable and entitled to the benefits of the Pooling and Servicing Agreement, the Receivables Transfer Agreements are the legal, valid and binding agreements of the Transferor and the respective Banks parties thereto, enforceable against the Transferor and the Banks party thereto in accordance with their respective terms and with respect to other related matters. In delivering such opinions, such counsel shall be permitted to assume the due authorization, execution and delivery of documents by the Banks and the due execution and delivery of documents by the Transferor.

            (g) You shall have received an opinion dated the closing date, of Orrick, Herrington & Sutcliffe LLP, special counsel to the Transferor, to the effect that

                  (i) The statements in the Base Prospectus under the headings "Certain Legal Aspects of the Receivables," "ERISA Considerations" and "Federal Income Tax Consequences" and the summaries thereof under the headings "Prospectus Summary -- Tax Status" in the Base Prospectus and "Summary of Terms -- Tax Status" and "Federal Income Tax Consequences" in the Prospectus Supplement, to the extent they constitute matters of law or legal conclusions with respect thereto, have been reviewed by such counsel and are correct in all material respects.

                  (ii) This Agreement, the Pooling and Servicing Agreement, the Receivables Transfer Agreements and the Class A Certificates conform in all material respects to the descriptions thereof contained in the Prospectus.

                  (iii) The Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended, and the Trust is not now, and immediately following the sale of the Class A Certificates pursuant to this Agreement will not be, required to be registered under the Investment Company Act of 1940, as amended.

                  (iv) For federal income tax purposes the Class A Certificates will properly be characterized as indebtedness and the Trust will not be an association (or publicly traded partnership) taxable as a corporation; such opinion may, however, provide that although the foregoing represents the firm's views regarding the characteristics of the Trust and the Class A Certificates for federal income tax purposes attention is directed to the discussion of alternative characterizations and risks discussed in the Base Prospectus under the heading "Federal Income Tax Consequences."

            (h) You shall have received from Orrick, Herrington & Sutcliffe LLP, special counsel for the Underwriters, (i) an opinion, dated the Closing Date, in which such counsel shall state that, while they are not passing upon and do not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus and although they are not independently verifying the accuracy, completeness or fairness of such statements, nothing has come to such counsel's attention to cause such counsel to believe that the Registration Statement (excluding any exhibits filed therewith), at the time it became effective, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of the Closing Date, contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel shall not be required to and will not make any comment with respect to the financial statements, supporting schedules and other financial or statistical information contained in the Registration Statement or the Prospectus) and (ii) such other opinion or opinions, dated the Closing Date, with respect to such matters relating to this transaction as you may require, and, in each case, the Transferor and the Banks shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

            (i) You shall have received a certificate from CC Credit Card Corporation, dated the Closing Date, of two officers of CC Credit Card Corporation, including at least one vice president or more senior officer or the treasurer, in which certificate such officers each to the best of such officer's knowledge after reasonable investigation, shall state that (u) the representations and warranties of CC Credit Card Corporation in this Agreement are true and correct in all material respects on and as of the Closing Date, (v) CC Credit Card Corporation has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, (w) the representations and warranties of CC Credit Card Company, as Transferor, in the Pooling and Servicing Agreement are true and correct as of the dates specified in the Pooling and Servicing Agreement, (x) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened by the Commission, (y) nothing has come to such officer's attention that would lead such officer to believe that the Registration Statement or the Prospectus, and any amendment or supplement thereto, as of its date and as of the Closing Date, contained an untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (z) subsequent to the date of the Prospectus, there has been no material adverse change in the financial position or results of operation of CC Credit Card Corporation's business except as set forth in or contemplated by the Prospectus.

            (j) You shall have received a certificate from Travelers Bank, fsb, dated the Closing Date, of two vice presidents or more senior officers of Travelers Bank, fsb (which shall include the secretary and treasurer of Travelers Bank, fsb) in which such officers, each to the best of such officer's knowledge after reasonable investigation, shall state that (u) the representations and warranties of Travelers Bank, fsb in this Agreement are true and correct in all material respects on and as of the Closing Date, (v) Travelers Bank, fsb has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, (w) the representations and warranties of Travelers Bank, fsb, as Servicer, in the Pooling and Servicing Agreement are true and correct as of the dates specified in the Pooling and Servicing Agreement, (x) nothing has come to such officer's attention that would lead such officer to believe that the Registration Statement or the Prospectus, and any amendment or supplement thereto, as of its date and as of the Closing Date, contained, with respect to Travelers Bank, fsb or its business or the Receivables transferred or to be transferred by Travelers Bank, fsb, an untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (y) subsequent to the date of the Prospectus, there has been no material adverse change in the financial position or results of operation of Travelers Bank, fsb's credit card business except as set forth in or contemplated by the Prospectus.

            (k) You shall have received a certificate from Travelers Bank USA, dated the Closing Date, of two vice presidents or more senior officers of Travelers Bank USA (which shall include the secretary and treasurer of Travelers Bank, USA) in which such officers, each to the best of such officer's knowledge after reasonable investigation, shall state that (u) the representations and warranties of Travelers Bank USA in this Agreement are true and correct in all material respects on and as of the Closing Date, (v) Travelers Bank USA has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, (w) nothing has come to such officer's attention that would lead such officer to believe that the Registration Statement or the Prospectus, and any amendment or supplement thereto, as of its date and as of the Closing Date, contained with respect to Travelers Bank USA or its business or the Receivables transferred or to be transferred by Travelers Bank USA, an untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (x) subsequent to the date of the Prospectus, there has been no material adverse change in the financial position or results of operation of Travelers Bank USA's credit card business except as set forth in or contemplated by the Prospectus.

            (l) You shall have received an opinion of Emmett Marvin & Martin, counsel to the Trustee, addressed to you, dated the Closing Date, satisfactory in form and substance to you and your counsel and substantially to the effect that:

                  (i) The Trustee is a banking corporation organized and validly existing and in good standing under the laws of the State of New York and is authorized and qualified to accept the trusts imposed by the Pooling and Servicing Agreement and to act as Trustee under the Pooling and Servicing Agreement;

                  (ii) The Pooling and Servicing Agreement has been duly authorized, executed and delivered by the Trustee and constitutes a legal, valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to the enforcement of creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                  (iii) The Class A Certificates have been duly authenticated and delivered by the Trustee;

                  (iv) The execution and delivery of the Pooling and Servicing Agreement by the Trustee and the performance by the Trustee of the terms thereof does not conflict with or result in a violation of (y) any law or regulation of the United States of America or the State of New York governing the banking or trust powers of the Trustee, or (z) the Organization Certificate or By-Laws of the Trustee; and

                  (v) No approval, authorization or other action by, or filing with, any governmental authority of the United States of America or the State of New York having jurisdiction over the banking or trust powers of the Trustee is required in connection with the execution and delivery by the Trustee of the Pooling and Servicing Agreement or the performance by the Trustee thereunder.

            (m) You shall have received evidence satisfactory to you that the Class A Certificates shall be rated Aaa by Moody's Investors Service, Inc. ("Moody's") and AAA by Standard & Poor's Ratings Services ("S&P") and neither Moody's nor S&P shall have placed the Class A Certificates under surveillance or review with possible negative implications.

            (n) The Class B Certificates and the Class C Interests shall have been duly issued and registered to the Transferor.

            (o) The Transferor Certificate shall have been duly issued and delivered to the Transferor.

            (p) The Receivables shall have been transferred to the Trust pursuant to the Pooling and Servicing Agreement and in the amount described in the Prospectus.

            The Transferor will furnish you with such conformed copies of such opinions, certificates, letters and documents as you reasonably request.

            If any condition specified in this Section 7 shall not have been fulfilled, this Agreement may be terminated by the Underwriters by notice to the Transferor on or prior to the

Closing Date and such termination shall be without liability of any party to any other party except as provided in Section 12 hereof.

      8. Indemnification and Contribution. (a) The Transferor and the Banks jointly and severally, will indemnify and hold harmless the Underwriters, each of their directors, any person who controls either of the Underwriters within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (collectively, the "Indemnified Underwriter Parties") against any losses, claims, damages or liabilities, joint or several, to which any of the Indemnified Underwriter Parties may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, the preliminary prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Indemnified Underwriter Parties for any legal or other expenses reasonably incurred by any of the Indemnified Underwriter Parties in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the foregoing indemnity with respect to the preliminary prospectus shall not inure to the benefit of any of the Indemnified Underwriter Parties (or to the benefit of any person controlling such Indemnified Underwriter Party) from whom the person asserting any such losses, claims, damages or liabilities purchased Class A Certificates if such untrue statement or omission or alleged untrue statement or omission made in the preliminary prospectus is eliminated or remedied in the Prospectus (as amended or supplemented if the Transferor shall have furnished any amendments or supplements thereto) and, if required by law, a copy of the Prospectus (as so amended or supplemented) shall not have been furnished to such person at or prior to the written confirmation of the sale of such Class A Certificates to such person; provided further, however, that neither the Transferor or the Banks will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Transferor by the Underwriters specifically for use therein.

            (b) The Underwriters agree, severally and not jointly, to indemnify and hold harmless the Transferor and the Banks, each of their directors, the Transferor's Officers who signed the Registration Statement and any person who controls the Transferor or either Bank within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (collectively, the "Indemnified Transferor Parties") against any losses, claims, damages or liabilities to any of the Indemnified Transferor Parties which may become subject, under the Act or otherwise and will reimburse any legal or other expenses reasonably incurred by the Indemnified Transferor Parties in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the preliminary prospectus or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Transferor or the Banks by the Underwriters specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Indemnified Transferor Parties in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

            (c) Promptly after receipt by an indemnified party under this section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above, except to the extent the indemnifying party is prejudiced thereby. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, not be liable to such indemnified party under this section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnifying party has agreed in writing to pay such fees and expenses, (ii) the indemnifying party has failed to assume the defense and employ counsel, or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both the indemnified party and the indemnifying party and such indemnified party shall have been advised by its counsel that representation of such indemnified party and the indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the indemnifying parties shall not have the right to assume the defense of such action, suit or proceeding on behalf of such indemnified party). It is understood, however, that the indemnifying party shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for all such indemnified parties not having actual or potential differing interest with you or among themselves, which firm shall be designated in writing by the indemnified parties.

            (d) If the indemnification provided for in this section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Transferor and the Banks on the one hand and the

Underwriters on the other from the offering of the Class A Certificates, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Transferor and the Banks on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Transferor and the Banks on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) of the Class A Certificates received by the Transferor and the Banks bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Class A Certificates. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Transferor or the Banks or the Underwriters and the party's relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission with respect to the Class A Certificates. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subdivision (d), the Underwriters shall not be required to contribute any amount in excess of the amount by which the total price at which the Class A Certificates underwritten by the Underwriters and distributed to the public were offered to the public exceeds the amount of any damages which the Underwriters have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission with respect to the Class A Certificates. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            (e) The obligations of the Transferor and the Banks under this Section shall be in addition to any liability which the Transferor and the Banks may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Underwriters within the meaning of the Act; and the obligations of the Underwriters under this section shall be in addition to any liability which the Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Transferor, to each officer of the Transferor who has signed the Registration Statement and to each person, if any, who controls the Transferor within the meaning of the Act.

      9. Survival of Certain Representations and Obligations; Third Party Beneficiaries. The respective indemnities, agreements, representations, warranties and other statements of the Transferor and of the Banks or their officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of the Underwriters, the Transferor , the Banks or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Class A Certificates. If this Agreement is terminated or if for any reason other than default by the Underwriters the purchase of the Class A Certificates by the Underwriters is not consummated, the Transferor shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 6 and the respective obligations of the Transferor, the Banks and the Underwriters pursuant to Section 8 shall remain in effect. If for any reason the purchase of the Class A Certificates by the Underwriters is not consummated, the Transferor will reimburse the Underwriters for all out-of-pocket expenses (including reasonable fees and disbursements of counsel and reasonable costs and expenses of printing) reasonably incurred by them in connection with the offering of the Class A Certificates. This Agreement has been and is made solely for the benefit of the Underwriters, the Underwriters' respective directors and controlling persons referred to in Section 8, the Transferor, the Transferor's directors and officers, the Banks and the controlling persons referred to in Section 8 hereof and their respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue of the Agreement. Neither the term "successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser from any Underwriter of any to the certificates in his status as such purchaser.

      10. Computational Materials and ABS Term Sheets. (a) Each Underwriter agrees to provide to the Transferor, not less than two Business Days prior to the date on which the Transferor is required to file the Prospectus Supplement pursuant to Rule 424(b), any information used by it (in such written or electronic format as required by the Transferor) with respect to the offering of the Class A Certificates that constitutes "Computational Materials," as defined in the Commission's No-Action Letter, dated May 20, 1994, addressed to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (as made generally applicable to registrants, issuers and underwriters by the Commission's response to the request of the Public Securities Association dated May 27, 1994 (the "Kidder/PSA Letter")), that is not contained in the Prospectus or the preliminary prospectus (without taking into account information incorporated therein by reference).

            (b) Each Underwriter agrees to provide to the Transferor, not less than two Business Days prior to the date on which the Transferor is required to file the Prospectus Supplement pursuant to Rule 424(b), any information used by it (in such written or electronic format as required by the Transferor) with respect to the offering of the Class A Certificates that constitutes "ABS Term Sheets," as defined in the Commission's No-Action Letter, dated February 17, 1995, addressed to the Public Securities Association, that is not contained in the Prospectus or the preliminary prospectus (without taking into account information incorporated therein by reference).

            (c) Each Underwriter severally agrees, assuming all information provided by the Transferor and the Banks is accurate and complete in all material respects, to indemnify and hold harmless the Transferor and the Banks, each of the officers and directors of the Transferor and the Banks and each person who controls the Transferor or a Bank within the meaning of Section 15 of the Act against any and all losses, claims, damages or liabilities, joint or several, to which they may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of a material fact contained in the Computational Materials or ABS Term Sheets, if any, provided by the Underwriter, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend any such loss, claim, damage, liability or action as such expenses are incurred. The Underwriters shall not be required to contribute any amount in excess of the amount by which the total price at which the Class A Certificates underwritten by the Underwriters and distributed to the public were offered to the public exceeds the amount of any damages which the Underwriters have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission with respect to the Class A Certificates. The obligations of the Underwriter under this Section 10(c) shall be in addition to any liability that the Underwriter may otherwise have.

      The procedures set forth in Sections 8(c) and 8(d) shall be equally applicable to this Section 10(c).

      11. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to:
Salomon Brothers Inc, Seven World Trade Center, New York, NY 10048, Attention:
Bob Malin.

      12. Expenses. The Transferor agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by it of its obligations hereunder (i) the preparation, printing (or reproduction), and filing with the Commission of the registration statement (including exhibits thereto), each preliminary prospectus, the Prospectus, each amendment or supplement to any of them, this Agreement, the Receivables Transfer Agreements, and the Pooling and Servicing Agreement; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the registration statement, each preliminary prospectus, the Prospectus, the exhibits thereto, the underwriting documents, and all amendments or supplements to any of them, as may be reasonably requested for use in connection with the offering and sale of the Class A Certificates;
(iii) the preparation, printing (or reproduction), execution and delivery of the Transaction Documents and the preparation, printing, authentication, issuance and delivery of the Class A Certificates; (iv) the printing (or reproduction) and delivery of this Agreement, the preliminary and supplemental blue sky memoranda and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Class A Certificates; (v) the registration of the Class A Certificates under the Securities Act; (vi) the registration or qualification of the Class A Certificates for offer and sale under the securities or blue sky laws of the several states as provided in
Section 6(e) hereof (including the reasonable fees, expenses and disbursements of counsel for the Underwriters relating to the preparation, printing (or reproduction), and delivery of the preliminary and supplemental blue sky memoranda and such registration and qualification); (vii) the fees and expenses of the Trustee; (viii) the fees and expenses associated with obtaining ratings for the Class A Certificates from national recognized statistical rating organizations; (ix) the transportation and other expenses incurred by or on behalf of the Transferor's and the Banks' representatives in connection with presentations to prospective purchasers of the Class A Certificates; and (x) the fees and expenses of the Transferor's and the Banks' accountants and the fees and expenses of counsel (including local and special counsel) for the Transferor.

      13. Default of an Underwriter. If any one or more of the Underwriters shall fail or refuse to purchase Class A Certificates which it or they are obligated to purchase hereunder, and the aggregate principal amount of Class A Certificates which such defaulting Underwriter or Underwriters are obligated but fail or refuse to purchase is not more than one-tenth of the aggregate principal amount of the Class A Certificates, each non-defaulting Underwriter shall be obligated, severally, in the proportion which the principal amount of Class A

Certificates set forth opposite its name on Schedule A hereto bears to the aggregate principal amount of Class A Certificates set forth opposite the names of all non-defaulting Underwriters or in such other proportion as you may specify in accordance with any applicable agreement among underwriters, to purchase the Class A Certificates which such defaulting Underwriter or Underwriters are obligated, but failed or refused to purchase. If any Underwriter or Underwriters shall fail or refuse to purchase Class A Certificates and the aggregate principal amount of Class A Certificates with respect to which such default occurs is more than one-tenth of the aggregate principal amount of the Class A Certificates and arrangements satisfactory to you and the Transferor for the purchase of such Class A Certificates by one or more non-defaulting Underwriters or other party or parties approved by you and the Transferor are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Transferor. In any such case which does not result in termination of this Agreement, either you or the Transferor shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any such default of any such Underwriter under this Agreement. The term "Underwriter" as used in this Agreement includes, for all purposes in this Agreement, any party not listed in Schedule A hereto who, with your approval and the approval of the Transferor, purchases Class A Certificates which a defaulting Underwriter is obligated, but fails or refuses, to purchase.

      Any notice under this Section 13 may be given by telegram, telecopy or telephone but shall be subsequently confirmed by letter.

      14. Termination of Agreement. This Agreement shall be subject to termination in your absolute discretion, without liability on the part of any Underwriter to the Transferor by notice to the Transferor, if prior to the Closing Date: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market shall have been suspended or materially limited, (ii) a general moratorium on commercial banking activities in New York or Delaware shall have been declared by either federal or state authorities, or (iii) there shall have occurred any outbreak or escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions, the effect of which on the financial markets of the United States is such as to make it, in your judgment, impracticable or inadvisable to commence or continue the offering of the Class A Certificates on the terms set forth on the cover page of the Prospectus or to enforce contracts for the release of the Class A Certificates by the Underwriters. Notice of such termination may be given to the Transferor by telegram, telecopy or telephone and shall be subsequently confirmed by letter.

      15. Information Furnished by the Underwriters. The statements set forth in the last paragraph on the cover page, the stabilization legend on the inside cover page, and the statements under the caption "Underwriting" in the preliminary prospectus and in the Prospectus (except the last two paragraphs thereof), constitute the only information furnished by or on behalf of the Underwriters to the Transferor for use in the preliminary prospectus or in the Prospectus as such information is referred to in Sections 2(n), 3(l) and 8(a) hereof.

      16. Nonpetition Covenant. Each Underwriter agrees that it will not, prior to the date which is one year and one day after the termination of the Pooling and Servicing Agreement with respect to the Trust or the Transferor, acquiesce, petition or otherwise invoke or cause the Trust or the Transferor to invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against the Trust or the Transferor under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or the Transferor or any substantial part of its property or ordering the winding-up or liquidation of the affairs of the Trust or the Transferor.

      17. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

      18. Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

      If you are in agreement with the foregoing, please sign two counterparts hereof and return one to the Transferor whereupon this letter and your acceptance shall become a binding agreement among the Transferor, the Banks and the Underwriters.

                                    Very truly yours,

                                    CC CREDIT CARD CORPORATION


                                    By: /s/ Robert Matza
                                       -----------------------------
                                       Name: Robert Matza
                                       Title: Treasurer and Director


The foregoing Agreement is          TRAVELERS BANK & TRUST, fsb
hereby confirmed and accepted
as of the date hereof
                                    By: /s/ Scott E. Powell
                                       -----------------------------
                                       Name: Scott E. Powell
                                       Title: Vice President
SALOMON BROTHERS INC,
  as Representative of the
  Underwriters set forth herein
                                    THE TRAVELERS BANK USA


By: /s/ John C. Dahl                By: /s/ Scott E. Powell
   -------------------------           -----------------------------
   Name: John C. Dahl                  Name: Scott E. Powell
   Title: Associate                    Title: Vice President


                     [Underwriting Agreement Signature Page]

                                   SCHEDULE A

                              Class A Certificates

                                                    Principal Amount of
Underwriters                                        Class A Certificates
------------                                        --------------------

Salomon Brothers Inc                                $205,000,000

Chase Securities Inc.                               $ 22,500,000